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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           MAY 13, 2003
                                                 ------------------------------


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                            TERREMARK WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



         0-22520                                   52-1981922
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 (Commission File Number)               (IRS Employer Identification No.)


                             2601 S. BAYSHORE DRIVE
                              MIAMI, FLORIDA 33133
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          (Address of Principal Executive Offices, Including Zip Code)



Registrant's Telephone Number, Including Area Code          (305) 856-3200
                                                     --------------------------



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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER.

         On May 13, 2003, the Registrant issued a press release announcing that the Honorable Arthur L. Money had joined its Board of Directors. A copy of the press release is furnished as exhibit 99.1 to this report and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

      EXHIBIT
      NUMBER         DESCRIPTION
      ------         -----------
       99.1          Press Release dated May 13, 2003



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TERREMARK WORLDWIDE, INC.



Dated:  May 14, 2003                         By:  /s/ Jose E. Gonzalez
                                                 -------------------------------
                                             Name: Jose E. Gonzalez
                                             Its: Senior Vice President, General
                                             Counsel and Secretary








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